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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS CONSENT

    We consent to the use in this Registration Statement of Selmer Industries, Inc. on Form S-1 of our report dated September 9, 1994 appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 10, 1996